UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

Adynxx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pine Street, Suite 500 San Francisco, California 94111 (Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (415) 512-7740

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADYX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Adynxx, Inc. previously announced on May 9, 2019 the receipt of a letter, or the Notice, from the Nasdaq Stock Market LLC, or Nasdaq, indicating that we do not meet the requirements to (1) maintain a minimum stockholders’ equity of $5.0 million, as set forth in Nasdaq Listing Rule 5505(b)(1)(A), and (2) have a minimum of 300 round lot shareholders, as set forth in Nasdaq Listing Rule 5505(a)(3). On June 6, 2019, we participated at a hearing before the Hearings Panel at Nasdaq to appeal the delisting determination set forth in the Notice. On June 11, 2019, we were notified in writing by the Hearings Panel at Nasdaq that they have denied our request for continued listing on Nasdaq. As a result, trading in our common stock on The Nasdaq Capital Market will be suspended effective upon the open of trading on June 13, 2019. In addition, Nasdaq intends to file a Form 25 “Notification of Delisting” with the Securities and Exchange Commission after all applicable Nasdaq review and appeal periods have lapsed, which will result in our common stock being formally delisted from Nasdaq.

We expect our common stock to begin trading on the OTC Market’s Pink market tier at the open of trading on June 13, 2019 under our current trading symbol “ADYX.”

We are diligently pursuing courses of action designed to remedy our noncompliance with Nasdaq’s initial listing requirements as set forth above. However, we believe the delisting of our common stock from The Nasdaq Capital Market could impair the liquidity and market price of our common stock. Additionally, any limitation on market liquidity or reduction in the price of our common stock as a result of that delisting could harm our ability to raise capital on terms acceptable to us, or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADYNXX, INC.

Dated: June 12, 2019

	By:	/S/	Rick Orr
	Name:		Rick Orr
	Title:		President and Chief Executive Officer